SCHEDULE 14A
               INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6
(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                       ORBIT INTERNATIONAL CORP.
           (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
     Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee previously paid with the preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                      ORBIT INTERNATIONAL CORP.
                            80 CABOT COURT
                      HAUPPAUGE, NEW YORK  11788


               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Orbit International Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, at 10:00 a.m., Eastern
Daylight Savings Time, on June 26, 2000, for the following purposes:

     1.   To elect the Board of Directors for the ensuing year.

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to reduce the authorized number of shares of common stock from 25,000,000 to
          10,000,000.

     3. To consider and act upon a proposal to adopt the Company's 2000 Stock Option Plan.

     4. To ratify the appointment of Goldstein Golub Kessler, LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2000.

     5. To transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 15, 2000, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court,
Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   HARLAN SYLVAN
                                   Secretary
Hauppauge, New York
May 22, 2000

                      ORBIT INTERNATIONAL CORP.
                            80 CABOT COURT
                      HAUPPAUGE, NEW YORK 11788

                            (631) 435-8300
                        ______________________

                           PROXY STATEMENT
                        ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the
"Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 26, 2000, at the offices of the Company at 80 Cabot Court,
Hauppauge, New York 11788, and any adjournment thereof.

                      VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the
Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One third of the outstanding shares of Common Stock, par value $.10 per share (the "Common
Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.
Abstentions and broker non-votes will not effect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.`

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the amendment to the Company's Certificate of Incorporation to reduce the authorized number of shares of Common Stock from 25,000,000 to 10,000,000, FOR the adoption of the 2000 Stock
Option Plan and FOR the ratification of the appointment of Goldstein Golub Kessler, LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

     At the close of business on April 24, 2000, 2,025,864 shares of Common Stock were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share of Common
Stock held on all matters that come before the meeting. Only stockholders of record at the close of business on May 15, 2000 are entitled to notice of, and to vote at, the meeting.

NO DISSENTER'S RIGHTS

          Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2-4.

     This proxy material is being mailed to stockholders commencing on or about May 22, 2000.


                              PROPOSAL 1

                        ELECTION OF DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at seven, and the number of current directors is six. The Company has nominated Dennis
Sunshine, Bruce Reissman, Mitchell Binder, John Molloy, Stanley Morris, and Marc Pfefferle, each a current
Director, for re-election to the Board of Directors and has decided not to fill the vacancy at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the individuals nominated and recommended to be elected by the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of
Certain Beneficial Owners and Management" for information pertaining to stock ownership by the nominees.


Name of Nominee          Age    Position


Dennis Sunshine          53     President, Chief Executive
                                Officer and Director


Bruce Reissman           50     Executive Vice President, Chief Operating
Officer and Director



Mitchell Binder          44     Vice President - Finance, Chief
                                Financial Officer
                                   and Director


John Molloy              70     Director


Stanley Morris           57     Director



Marc Pfefferle
                         43     Director

BIOGRAPHICAL INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995.
He has held various positions with the Company since 1976, including Secretary and Vice President of
Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988. He has been a director of the Company since 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since
March 1995. He has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988. He has been a director of the Company since 1992.

     Mitchell Binder has been Vice President-Finance of the Company since 1986 and Chief Financial
Officer since 1983. He has held various positions with the Company since 1983, including Treasurer and
Assistant Secretary from 1983 to March 1995. He has been a director of the Company since 1985.

     John Molloy has been a part-time consultant for Montgomery Associates, a consulting company for the defense industry, since November 1991. Prior thereto he served as Vice President, Business Development of Ocean Technologies Inc., a defense electronics company, from September 1986 to October 1991. He has been a director of the Company since 1992.

     Stanley Morris has been President of Rampart Brokerage Corporation ("Rampart"), an insurance agency, since 1989. He has been a director of the Company since 1995.

     Marc Pfefferle has been a Managing Director of the Carl Marks Consulting Group, Co. which specializes in enhancing growth and shareholder value in middle market companies. Mr. Pfefferle has been with the Carl Marks Consulting Group, Co. since 1992. Mr. Pfefferle also serves as a Board Advisor to Precision Combustion, Inc. and has served as an interim manager of The Wiz, Fabric Bonanza and Aerospace
Supply.  He has been a director of the Company since 1998.

STOCKHOLDER VOTE REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by Proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR
ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

COMMITTEES OF THE BOARD - BOARD MEETINGS

     The Board of Directors (the "Board") has established an audit, a compensation and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting or by written report.
The Company's Board held three meetings during the fiscal year ended December 31, 1999. All directors attended at least 75% of the meetings.

     The Audit Committee of the Board currently consists of John Molloy, Stanley Morris and Marc
Pfefferle, a majority of whom are independent as independence is defined in Rule 4200(a)(15) of the National
Association of Securities Dealers ("NASD") listing standards, as amended on December 14, 1999. The Audit
Committee held one meeting during the fiscal year ended December 31, 1999. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. It reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations.
It also meets with the Company's Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing staffs as well as an evaluation of the performance of those staffs. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to Rule 4310(c)(26)(A) of the NASD listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of
Audit Committee members and the responsibilities and duties of the Audit Committee. A copy of the Audit
Committee Charter is attached as Appendix A.

     The Compensation Committee of the Board currently consists of John Molloy, Stanley Morris and
Marc Pfefferle. The Compensation Committee held one meeting during the fiscal year ended December 31,
1999. This Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. It also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.

     The Stock Option Committee of the Board currently consists of Stanley Morris and John Molloy. The
Stock Option Committee was formed on September 1, 1995 and held three meetings during the fiscal year ended December 31, 1999. This Committee is responsible for administering the Company's stock option plans.
Specifically, the Committee determines the persons to be granted options as well as the exercise price and term of such. The members of the Stock Option Committee are not eligible to participate in the stock option plans they administer.

     The Board does not have a nominating committee. This function is performed by the Board as a whole.


     There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

     EXECUTIVE OFFICERS OF THE COMPANY

     The names and ages of the executive officers of the Company as of April 28, 2000 and their positions with the Company are as follows:


Name of Nominee          Age    Position




Dennis Sunshine          53     President, Chief Executive
                                Officer and Director


Bruce Reissman           50     Executive Vice President, Chief Operating
Officer and Director



Mitchell Binder          44     Vice President - Finance, Chief
                                Financial Officer
                                   and Director


Harlan Sylvan            49     Treasurer, Secretary and Controller


     Set forth below is a brief biographical description of each executive officer:

     Dennis Sunshine.  See "Election of Directors."

     Bruce Reissman.  See "Election of Directors."

     Mitchell Binder.  See "Election of Directors."

     Harlan Sylvan has been Treasurer and Secretary of the Company since March 1995 and Controller of the Company since 1987.


                        EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth, for the fiscal years ended December 31, 1999, 1998 and 1997, compensation paid by the Company to the Chief Executive Officer and to each other executive officer of the
Company that received more than $100,000 in salary and bonus during the fiscal year ended December 31,
1999 including salary, bonuses, stock options and certain other compensation (each, a "Named Executive"):



ANNUAL COMPENSATION(1)

      NAME AND       YEAR     SALARY   BONUS ($) ALL OTHER
 PRINCIPAL POSITION           ($)                COMPENSATION($)

Dennis Sunshine,       1999     319,000    17,600         6,148(2)

President and Chief    1998     355,000    55,509         7,761(3)

  Executive Officer    1997     346,000   113,080         7,355(4)



Bruce Reissman,        1999     267,000    17,600         5,470(2)

  Executive Vice       1998     355,000    39,200         7,122(3)
President and

  Chief Operating Officer  1997  346,000    64,070         6,753(4)



Mitchell Binder,       1999     239,000    12,800         4,393(2)

  Vice President -     1998     262,000    30,372         5,180(3)
Finance and

  Chief Financial Officer  1997  255,000    50,976         4,878(4)



Harlan Sylvan          1999     108,000     5,600         2,681(2)

  Treasurer,           1998     115,000     8,569         2,775(3)
Secretary and

  Controller           1997     109,000     8,240         2,677(4)

__________________
(1) The Company has no long-term incentive compensation plan other than its several stock option plans described herein and various individually granted options. The Company does not award stock appreciation rights, restricted stock awards or long-term incentive plan pay-outs.

(2) Includes $3,200, $3,200, $3,200 and $2,037 of matching contributions made by the Company pursuant to the Company's 401(k) Plan for each of Messrs. Sunshine, Reissman, Binder and Sylvan, respectively. Also includes the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies maintained by the Company for the benefit of
     Messrs. Sunshine, Reissman, Binder and Sylvan in the amounts of $2,948, $2,270, $1,193 and $644, respectively.

(3) Includes $5,000, $5,000, $4,066 and $2,172 of matching contributions made by the Company pursuant to the Company's 401(k) Plan for each of Messrs. Sunshine, Reissman, Binder and Sylvan, respectively. Also includes the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies maintained by the Company for the benefit of
     Messrs. Sunshine, Reissman, Binder and Sylvan in the amounts of $2,761, $2,122, $1,114 and $603, respectively.

(4) Includes $4,750, $4,750, $3,807 and $2,108 of matching contributions made by the Company pursuant to the Company's 401(k) Plan for each of Messrs. Sunshine, Reissman, Binder and Sylvan, respectively. Also includes the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies maintained by the Company for the benefit of
     Messrs. Sunshine, Reissman, Binder and Sylvan in the amounts of $2,605, $2,003, $1,071 and $569, respectively.

     The following table sets forth certain information concerning options granted to the Named Executives during the fiscal year ended December 31, 1999.

                  OPTION GRANTS IN LAST FISCAL YEAR


Individual Grants


Name          Number      Percent   Exerci Expirat PotentialRealizableValue
atAssumed
              of            of      se or    ion   Annual Ratesof
              Securiti     Total     Base    Date  Stock PriceAppreciationfor
              es          Options   Price          Option Term5% ($)
10%($)
              Underlyi    Granted   ($/Sh
              ng            to       are)
              Options    Employees
              Granted    in Fiscal
                           Year






Dennis        0          0
Sunshine                                           --      --


Bruce         0         0
Reissman                                           --      --


Mitchell      0         0
Binder                                             --      --


Harlan Sylvan 0         0
                                                   --      --



AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 1999 by the Named Executives. No options were exercised by any of the Named Executives during the fiscal year ended
December 31, 1999.



               Number of SecuritiesUnderlying UnexercisedOptions at Fiscal Year
EndValue of UnexercisedIn-the-Money Optionsat
Fiscal Year End




      Name     Exercisable   Unexercisable  Exercisable  Unexercisable


Dennis Sunshine91,666        0              $0           $0


Bruce Reissman 86,666        0              $0           $0


Mitchell Binder66,666        0              $0           $0


Harlan Sylvan  16,666        0              $0           $0

                        EMPLOYMENT AGREEMENTS

     Dennis Sunshine has entered into an amended and restated employment agreement with the Company which commenced in February 1999 (the "Current Sunshine Employment Agreement"). Under the terms of
Mr. Sunshine's previous employment agreement (the "Previous Sunshine Employment Agreement"), Mr.
Sunshine was entitled to receive an annual base salary of $340,000 and a bonus equal to 4.00% of the
Company's pre-tax earnings. Under the terms of the Current Sunshine Employment Agreement, Mr. Sunshine is entitled to receive an annual base salary of $290,000 and a bonus equal to 4.00% of the Company's pre-tax earnings between $500,000 and $1,000,000; 5.00% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 6.0% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 7.5% of the Company's pre-tax earnings in excess of $3,000,001. The Current Sunshine Employment Agreement provides that the employment of Mr. Sunshine may be terminated by the Company for "cause." "Cause" is defined as (i) willful and repeated failure by Mr. Sunshine to perform his duties under the Current Sunshine
Employment Agreement, which failure is not remedied within 30 days after written notice from the Company;
(ii) conviction of Mr. Sunshine for a felony; (iii) Mr. Sunshine's dishonesty or willfully engaging in conduct that is demonstrably and materially injurious to the Company or (iv) willful violation by Mr. Sunshine of any provision of the Current Sunshine Employment Agreement which violation is not remedied within 30 days after written notice from the Company. The Current Sunshine Employment Agreement may also be terminated by the Company on not less than three years' prior notice.

     The Current Sunshine Employment Agreement contains a provision prohibiting Mr. Sunshine from competing with the Company for a one year period following termination of his
employment.   The Previous
Sunshine Employment Agreement also provided for the purchase by Mr. Sunshine of 100,000 shares of
Common Stock at $.10 per share. Such shares are subject to vesting over a period of three years which commenced on April 1,1997.

     Bruce Reissman has entered into an amended and restated employment agreement with the Company
(the "Reissman Employment Agreement") which commenced in February 1999. Under the terms of Mr.
Reissman's previous employment agreement, Mr. Reissman was entitled to receive an annual base salary of
$340,000 and a bonus equal to 1.77% of the first $5,000,000 of the Company's pre-tax earnings and 2.65% of any additional pre-tax earnings. Under the terms of the Reissman Employment Agreement, Mr. Reissman is entitled to receive an annual base salary of $240,000 and a bonus equal to 2.40% of the Company's pre-tax earnings between $500,000 and $1,000,000; 3.00% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 3.6% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 4.5% of the Company's pre-tax earnings in excess of $3,000,001. The Reissman Employment Agreement provides that the employment of Mr. Reissman may be terminated by the Company for "cause" (as defined above). The agreement may also be terminated by the Company on not less than three years' prior notice.

     Mitchell Binder has entered into an amended and restated employment agreement with the Company
(the "Binder Employment Agreement") which commenced in February 1999. Under the terms of Mr. Binder's previous employment agreement, Mr. Binder was entitled to receive an annual base salary of $255,000 and a bonus equal to 1.46% of the first $5,000,000 of the Company's pre-tax earnings and 2.20% of any additional pre-tax earnings. Under the terms of the Binder Employment Agreement, Mr. Binder is entitled to receive an annual base salary of $218,000 and a bonus equal to 1.60% of the Company's pre-tax earnings between
$500,000 and $1,000,000; 2.00% of the Company's pre-tax earnings between $1,000,001 and $2,000,000;
2.4% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 3.0% of the Company's pre-tax earnings in excess of $3,000,001. The Binder Employment Agreement provides that the employment of Mr. Binder may be terminated by the Company for "cause" (as defined above).
 The agreement may also
be terminated by the Company on not less than three years' prior notice.
     Each of the Current Sunshine Employment Agreement, the Reissman Employment Agreement and the
Binder Employment Agreement (the "Employment Agreements") supersede employment agreements previously entered into with the Company. The Employment Agreements provide that the employee is entitled to receive benefits offered to the Company's employees generally. The Employment Agreements also provide for termination by the employee on not less than six months' prior notice or upon a "change of control" (as defined in the Employment Agreements). If the employee terminates his employment in connection with a change in control of the Company, then the employee shall be entitled to receive, as termination pay, the maximum amount that can be paid without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.


                      COMPENSATION OF DIRECTORS

     Directors of the Company who are not employed by the Company received directors fees of $3,750 per quarter. Beginning January 1, 2000, non-employee directors will receive directors fees of $1,250 per quarter. The Board determined that such a decrease was consistent with recent cost-cutting measures undertaken by the Company and is in the best interests of the Company. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee
Directors are entitled to receive annual grants of options to purchase Common Stock.


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Stanley Morris, John Molloy and Marc Pfefferle, each of whom is a non-employee member of the Company's Board of Directors.


            COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the
Company's Plans which is administered by the Stock Option Committee of the Board of Directors. Messrs.
Morris, Molloy and Pfefferle comprise the Compensation Committee.

     The Stock Option Committee is responsible for granting and setting the terms of stock options under the Company's 1995 Employee Stock Option Plan. Messrs. Morris and Molloy serve on the Stock Option
Committee.

GENERAL POLICIES REGARDING COMPENSATION OF EXECUTIVE OFFICERS

     The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure consists of base salary, annual cash bonuses and stock options. Together these components link each executive's compensation directly to individual and Company performance.

     Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Actual salaries vary based on the Compensation
Committee's subject assessment of the individual executive's performance and the Company's performance.

     Bonuses. Executive officers are eligible to receive cash bonuses based on the Compensation
Committee's subject assessment of the respective executive's individual performance and the performance of the Company. In its evaluation of executive officers and the determination of incentive bonuses, the
Compensation Committee does not assign quantitative relative weights to different factors and follow mathematical formula. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant, which may include consequences for performance that is below expectations.

     Stock Options. Stock options, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company's sole long term compensation vehicle. The stock options are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an equity stake in the business.

     In determining the size of individual options grants, the Stock Option Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award of stock options, and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee. In determining the size and timing of option grants, the Stock Option Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Stock
Option Committee in awarding stock options is to increase the stock ownership of the Company's management, the Stock Option Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer. The Stock Option Committee believes that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives based upon their personal decisions as to stock ownership and option exercises.

     In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals ("performance-based compensation"). Stock options granted under the 1995 Employee Stock Option Plan did not qualify as performance-based compensation. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million.
The Compensation Committee believes that the compensation paid by the Company in fiscal 1999 will not result in any material loss of tax deductions for the Company.

SURRENDER OF PREVIOUSLY GRANTED OPTIONS

     In December 1997, the Stock Option Committee awarded to Messrs. Sunshine, Reissman, Binder and
Sylvan 35,000, 35,000, 20,000 and 10,000 stock options, respectively in recognition of an effort leading to an anticipated award of a long term project utilizing the Company's products in a trading floor environment. In
August 1998, when it became apparent to management that the project was not as imminent as expected,
Messrs. Sunshine, Reissman, Binder and Sylvan requested that such options be
canceled.   The Stock Option
Committee then canceled the options and returned them to the pool of options available for grant under the
1995 Stock Option Plan.

STEPS TAKEN DURING FIRST QUARTER 1999

     In the first quarter of 1999, Dennis Sunshine, the President and Chief Executive Officer, Bruce
Reissman, the Executive Vice President and Chief Operating Officer, and
Mitchell Binder, the Vice President
-tax earnings fall below a certain level and rewards the executive on an escalating basis as the
Company's pre-tax earnings increase, and (c) a surrender of stock options granted to them in December 1997.
The respective Employment Agreements of such executives were amended and restated in February 1999 to reflect such changes. The executives agreed with the Compensation Committee that the steps taken not only were prudent but also served as an example to the Company's remaining employees.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Sunshine's base salary and bonus for the fiscal year ended December 31, 1999 was determined by the terms of the Current Sunshine Employment Agreement which was entered into in February 1999 and is described elsewhere in this proxy statement. Mr. Sunshine was not granted any options during the fiscal year ended December 31, 1999. The Compensation Committee believes that Mr. Sunshine's base salary level and bonus formula as set forth in the Current Sunshine Employment Agreement fairly reflect the outstanding contributions Mr. Sunshine has made to the Company's market and financial position as well as Mr.
Sunshine's commitment to the continued success of the Company. During 1999, Mr. Sunshine was instrumental in instituting and overseeing several cost-cutting measures undertaken by the Company in order to counteract the difficult business environment for the defense sector. Mr. Sunshine also actively sought new strategic commercial markets for many of the Company's existing and new products. The Company believes that each of the foregoing events helped to stabilize the Company's financial condition.

COMPENSATION COMMITTEE             STOCK OPTION COMMITTEE

Stanley Morris                     Stanley Morris
John Molloy                        John Molloy
Marc Pfefferle


                          PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the NASDAQ Stock Market-U.S. Index and a peer group of comparable companies (the "Peer Group") selected by the Company over the same period (assuming the investment of $100 in the Common Stock, the NASDAQ Stock Market-U.S. and the Peer Group on December
31, 1994, and the reinvestment of all dividends).



           COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ORBIT INTERNATIONAL, THE NASDAQ
                STOCK MARKET-US INDEX AND A PEER GROUP
                             (in dollars)

                         Orbit
                         International       Peer
                         Corp.               Group          NASDAQ

12/94                           100               100           100
12/95                            50               136.3              141.33
12/96                           125               175.03             173.89
12/97                           182.14            181.52             213.07
12/98                            87.50            237.05             300.25
12/99                            26.19            171.89             542.43

     The Peer Group is comprised of five companies in the defense electronics industry - Aeroflex Inc.,
Miltope Group Inc., Megadata Corp., La Barge, Inc. and Astrosystems, Inc. Such companies were chosen for the Peer Group because they have similar market capitalizations to the Company and because they represent the line of business in which the Company is engaged. Each of the five Peer Group issuers is weighted according to its respective market capitalization.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is stock ownership information as of April 28, 2000 as to each person who owns, or is known by the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange
Act of 1934), more than 5% of the Company Common Stock, and the number of shares of Common Stock owned by its directors, by all persons named in the Summary Compensation Table and by all officers and directors as a group.

Name and Address of       Amount and Name of
Beneficial Owner          Beneficial Ownership(1) (2)  Percent of Class

Dennis Sunshine
c/o 80 Cabot Court
Hauppauge, New York       423,379(3)               19.99%

Bruce Reissman
c/o 80 Cabot Court
Hauppauge, New York       317,871(4)               15.05%

Parsow Partnership, Ltd.
2222 Skyline Drive
Elkhorn, Nebraska            123,333                6.09%

Mitchell Binder
c/o 80 Cabot Court
Hauppauge, New York        73,332(5)                3.50%

Harlan Sylvan
c/o 80 Cabot Court
Hauppauge, New York        17,666(6)                *

John Molloy
1815 Parliament Road
Leucadia, California        3,664(7)                *

Stanley Morris
2470 Cove Court
Bellmore, New York          4,664(7)                *

Marc Pfefferle
135 East 57th Street
New York, New York           1,9998)                *

All officers and directors
as a group
(7 persons)(3)(4)(5)(6)(7)(8)842,580               36.71%


_________________
(1) Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such persons.

(2) All share numbers reflect the one-for-three reverse stock split effected by the Company on October 4,
     1999.

(3) Includes 230,538 shares held by Mr. Sunshine's wife and 1,000 shares held in her IRA. Also includes options to purchase 91,666 shares of Common Stock.

(4)  Includes options to purchase 86,666 shares of Common Stock.

(5)  Includes options to purchase 66,666 shares of Common Stock.

(6)  Includes options to purchase 16,666 shares of Common Stock.

(7)  Includes options to purchase 2,998 shares of Common Stock.

 (8) Includes options to purchase 1,999 shares of Common Stock.


*  Less than one percent.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     All of the Company's insurance policies are either underwritten by or placed by Rampart Brokerage
Corporation ("Rampart"), a company for which Stanley Morris, a director of the Company, serves as
President. Rampart underwrites various insurance policies for the Company (including property and liability coverages). In addition, through a wholly-owned subsidiary, Rampart places the Company's life insurance and health insurance. For the property and liability coverages, Rampart pays, on the Company's behalf, the premiums owing with respect to such policies, directly to the insurance carriers. The Company pays the premiums on its life and health insurance policies directly to the relevant insurance carriers. The Company does not pay to Rampart any commissions or other fees for placing these policies. Rampart receives any such commissions directly from the respective insurance carriers. The Company has competitively priced its insurance in the marketplace and believes it obtains insurance on terms no less favorable than it could obtain from a third party.

                              PROPOSAL 2

              AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously declared it advisable and unanimously recommends to the
Company's stockholders that Article FOURTH of the Company's Certificate of Incorporation be amended to reduce the authorized number of shares of the Company's Common Stock from 25,000,000 to 10,000,000.
A copy of Article FOURTH of the Company's Certificate of Incorporation, as proposed to be amended by the resolution adopted by the Board of Directors, is attached as Appendix B.

     As a result of the Company's 1-for-3 reverse stock split effected on October 4, 1999, the number of authorized shares of Common Stock far exceeds the number of shares of Common Stock currently outstanding and the number of shares reserved for issuance upon the exercise of outstanding options and warrants. The reduction in the authorized number of shares of Common Stock, as proposed, will reduce the Company's
Delaware franchise tax, which is calculated based on the number of authorized shares.

     The Board of Directors recommends a vote FOR the approval of an amendment to the Company's
Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 25,000,000 to
10,000,000 which is designated as proposal 2 on the enclosed proxy card.

                              PROPOSAL 3

                   2000 EMPLOYEE STOCK OPTION PLAN

     APPROVAL OF THE 2000 EMPLOYEE STOCK OPTION PLAN

     The Company's Stock Option Committee and the Board has unanimously recommended, and at the meeting the stockholders will be asked to approve, the adoption of the Orbit International Corporation 2000
Employee Stock Option Plan (the "2000 Plan"). A description of the 2000 Plan, which is attached hereto as
Annex C, appears below.

     The 1995 Plan. The 1995 Employee Stock Option Plan (the "1995 Plan") was approved by the
Shareholders at the 1996 Annual Meeting. A total of 500,000 shares of Common Stock were authorized and have been reserved for issuance under the 1995 Plan. As of March 27, 2000, all of the options to purchase such shares have been granted.

     The 2000 Plan. The purpose of the 2000 Plan is to afford an incentive to employees, corporate officers and other key persons to acquire a proprietary interest in the Company and to attract and retain key personnel. A total of 200,000 shares of Common Stock are authorized and have been reserved for issuance under the 2000 Plan. The 2000 Plan does not replace the Company's 1995 Plan. Since options to purchase all of the authorized shares under the 1995 Plan have been granted, the 2000 Plan will operate to authorize and reserve additional shares of common stock for the grant of options on the same terms as under the 1995 Plan.
The 2000 Plan provides for the granting of both non-qualified stock options and "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Incentive Stock options may be granted to individuals who, at the time of grant, are employees of the Company or any of its subsidiaries. Non-qualified stock options may be granted to directors who are also employees, officers, consultants, agents or independent contractors of the Company or any of its subsidiaries. Under the 2000 Plan, no options may be granted after March 27, 2010.

     The 2000 Plan is administered by the Stock Option Committee. Subject to the terms of the 2000 Plan, the Stock Option Committee has full and final authority to (a) determine the persons to be granted options, (b) determine the number of shares subject to each option and whether or not options shall be incentive stock options or non-qualified stock options, (c) determine the exercise price per share of the options (which, in the case of incentive stock options, may not be less per share than 100%, and in the case of incentive stock options granted to 10% stockholders, may not be less per share than 110%, of the fair market value per share of the Common Stock on the date the option is granted), (d) determine the time or times when each option shall be granted and become exercisable and (e) make all other determinations under the 2000 Plan. In determining persons who are to receive options and the number of shares to be covered by each option, the Stock Option
Committee will consider the person's position, responsibilities, service, accomplishments, present and future value to the Company, the anticipated length of his or her future service, and other relevant factors. Members of the Stock Option Committee are not eligible to receive options under the 2000 Plan.

     An optionee whose relationship with the Company or any related corporation ceases for any reason
(other than termination for cause, death or total disability, as such terms are defined in the 2000 Plan) may exercise options in the three-month period following such cessation (unless such options terminate or expire sooner by their terms). Upon termination for cause, options expire immediately, and upon the death or total disability of an optionee during the term of employment or within a three-month period from termination (other than for cause), options may be exercised by a legatee or legatees of such optionee under such individual's last will and testament or by his or her personal representatives or distributees, at any time within 12 months (or, in the case of incentive stock options, three months) after his or her death or total disability (unless such options terminate or expire sooner by their terms). Unexercised options granted under the 2000 Plan shall terminate upon a merger, reorganization or liquidation of the Company; however, immediately prior to such a transaction, optionees may exercise such options without regard to whether the vesting requirements have been satisfied.

     It is estimated that 92 individuals are currently eligible to participate in the 2000 Plan.

     The following table sets forth the number of options to be granted under the 2000 Plan, assuming stockholder approval, to the Chief Executive Officer and the Company's four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal ended December 31,
1999:


                          NEW PLAN BENEFITS
                   2000 EMPLOYEE STOCK OPTION PLAN



Name and Position           Dollar Value       Number of Shares
                                              Underlying Options


Dennis Sunshine             0                 0


Bruce Reissman              0                 0


Mitchell Binder             $5,391            1,797


Harlan Sylvan               $59,100           30,000


Other Executive Officers    0                 0
as a Group


Non-Executive Employees as  $65,010           33,000
a Group


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 PLAN UNDER CURRENT LAW

     An optionee will recognize no taxable income at the time an option is granted.

     Incentive Stock Options

     An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the transfer of such shares, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

     If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise. The capital gain described in part (ii) of the previous sentence will be long-term capital gain if the disposition is made more than one year after the exercise of the option (but is disqualified because it occurs within two years of the date of grant). The Company will be required to collect withholding taxes with respect to the income described in part (i).

     Non-Qualified Stock Options

     An optionee will be required to include in their gross income as compensation (ordinary income) in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price. The Company will be required to collect withholding taxes with respect to such income. On the sale or disposition of the shares so received, the optionee will recognize capital gain equal to the excess, if any, of the amount realized over the fair market value of the shares as of the date of exercise. This will be long-term capital gain if the disposition is made more than one year after the option is exercised.

     Effect on the Company

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. The Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by stockholders. The 2000 Employee Stock Option Plan will not qualify as performance-based compensation.

     The Board of Directors recommends a vote FOR the adoption of the Company's 2000 Employee Stock
Option Plan, which is designated as Proposal 3 on the enclosed proxy card.

                              PROPOSAL 4

                       INDEPENDENT ACCOUNTANTS

RATIFICATION OF APPOINTMENT OF AUDITORS

     The firm of Ernst & Young LLP, independent auditors, audited the books and records of the Company for the fiscal year ended December 31, 1998. On February 21, 2000, the Board of Directors approved the engagement of Goldstein Golub Kessler LLP as its independent auditors for the fiscal year ended December
31, 1999. The Company determined to change its independent auditors on the basis of the significant savings in the amount of fees paid and not as a result of a dispute or disagreement with Ernst & Young LLP.
Accordingly, the Board of Directors recommends that the stockholders vote FOR the ratification of the appointment by the Board of Directors of the firm of Goldstein Golub Kessler LLP to audit the books and accounts of the Company for the current fiscal year.

     Representatives of Goldstein Golub Kessler LLP are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

     The Board of Directors deems the ratification of the appointment of Goldstein Golub Kessler LLP as the auditors for the Company to be in the Company's best interest and recommends a vote "FOR" such ratification.

          COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the
Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


                        STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2001 Annual Meeting of Stockholders must be received at the Company's at its offices at
80 Cabot Court, Hauppauge, New York 11788 no later than January 21, 2001, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable
Commission rules and regulations.


                            OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.







                   ORBIT INTERNATIONAL CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS -JUNE 26, 2000
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder in Orbit International Corporation ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, on Monday, June 26, 2000, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE
SIDE AND FOR THE REMAINING THREE PROPOSALS.


       (Continued and to be signed and dated on the other side)





 Please mark

 your votes

 as this

 example


                              THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 1

1.   Election of Directors                   FOR All nominees         WITHHOLD
AUTHORITY
               listed (except as markedto vote for all
               to the contrary, see                            nominees listed
               instruction below)                                  at left


 Dennis Sunshine, Bruce Reissman,
 Mitchell Binder, John Molloy,
 Stanley Morris and Marc Pfefferle


 INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE, LINE THROUGH THE NAME OF THE NOMINEE ABOVE.

                              THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 2.

2.   Proposal to amend the Certificate
 of Incorporation of authorized
     shares of Common Stock from
 25,000,000 to 10,000,000.     For                              Against Abstain




                          THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 3.
3.   Proposal to approve the 2000
 Employee Stock Option Plan    For                             Against  Abstain






                              THE DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 4

4.   Proposal to ratify Goldstein Golub
 Kessler LLP
     as independent auditors.  For
Against   Abstain






                                                           The above named
proxies are granted the authority, in their
                                                           discretion, to act
upon  such other matters as may properly
                                                           come before the
meeting or any postponement or adjournment
                                                           thereof.

                                                            Dated  , 2000

                                                            Signature(s)

                                                            Signatures

                                                            Please sign
exactly as your name appears and return this
                                                            proxy immediately
in the enclosed stamped self-addressed
                                                            envelope.


                               APPENDIX A

                     CHARTER OF THE AUDIT COMMITTEE
         OF THE BOARD OF DIRECTORS OF ORBIT INTERNATIONAL CORP.

 The Audit Committee is appointed by the Board of Directors (the "Board") to assist the Board in its oversight responsibilities. The
Audit Committee shall, through regular reports to the Board, (1) monitor the integrity of the Company's financial statements of the Company,
(2) monitor the Company's compliance with legal and regulatory requirements,
(3) monitor the independence and performance of the Company's internal and independent auditors.

 The Audit Committee shall have the authority to retain any special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may conduct any investigation necessary to fulfilling its responsibilities and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or consultants to, the Committee.

 The Audit Committee shall meet at least once each fiscal year and more frequently if circumstances dictate.

Membership of the Committee

 The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be comprised of not less than two members of the Board, each of whom shall meet the independence, experience and all other requirements of the Nasdaq National Market. If the Audit Committee shall be comprised of three or more members of the Board, then at least a majority of such committee members must meet the independence requirements as stated in NASD Rule 4310(c)(26)(B).

Responsibilities and Duties

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board with any recommended changes to the Board for approval.

2. Recommend to the Board the appointment of the independent auditor, evaluate with the Board the performance of the independent auditor, and approve any discharge of any independent auditors when circumstances warrant.

3. Approve the fees and any other significant compensation to be paid to the independent auditor, who is ultimately accountable to the
     Audit Committee and the Board.

4. Review and discuss with the independent auditor the auditor's independence consistent with Independence Standards Board Standard 1, and, if it so determines, recommend that the full Board take appropriate action to oversee the independence of the auditor.

5. Review the independent auditor's audit plan regarding the planning, scope and staffing of the audit.

6. Review with management, independent auditor, and internal auditors the Company's financial reporting processes and controls, including significant financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review with management, independent auditor, and internal auditors significant financial reporting findings and judgments made during, or in connection with, preparation of the Company's financial statements.

8. Review the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-K with management and independent auditor prior to filing or distribution. Review shall include any significant issues regarding accounting and auditing principles, practices, and judgments as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

9. Review with management and independent auditor the Company's quarterly financial results prior to the release of earnings and filing and distribution of its Form 10-Q.

10. Review significant recommended changes to the Company's auditing and accounting principles and practices by management, independent auditor, or internal auditors.

11. Obtain from the independent auditor verification that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Prepare an annual report to shareholders to be included in the Company's proxy statement as required by the Securities and Exchange Commission

13. Discuss with the independent auditor matters required to be communicated to audit committees in accordance with AICPA SAS 61.

14. Review the organizational structure, plan, and budget of the internal audit department.

15. Review the appointment, performance, and replacement of the senior internal auditing executive.

16. Review the internal auditing committee's significant reports to management and the management's responses.

17. Review with Company counsel any legal matters that may have a significant impact on the
     Company's financial statements, the Company's compliance with applicable laws, and any significant reports or inquiries received from governmental and regulatory agencies.


 18. Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company's subsidiary and foreign affiliated entities are in compliance with any applicable legal requirements.

19. Review self-assessment of audit committee performance and report to the Board on significant results of foregoing activities.

20. Meet during annual and separate executive meetings with the independent auditor, senior internal auditing executive, and chief financial officer.

21. Perform any other activities deemed appropriate by the Board and consistent with this Charter, the
     Company's by-laws, and governing laws.

 The Audit Committee has the responsibilities established in this Charter and is not responsible 1) to plan or conduct audits, 2) to verify that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles, 3) to resolve disagreements between management, internal auditors, and the independent auditor, or 4) to assure compliance with laws and regulations.



                               APPENDIX B

ORBIT INTERNATIONAL CORP.
2000 EMPLOYEE STOCK OPTION PLAN

 (Approved and adopted by the Board of Directors on March 26, 2000)

STATEMENT OF PURPOSE

 The 2000 Employee Stock Option Plan (the "Plan") is intended to afford an incentive to employees, corporate officers and other key persons employed or retained by ORBIT INTERNATIONAL CORP., (the "Company") and its subsidiaries (within the meaning of Section
424(f) of the Internal Revenue Code of 1986, as amended, hereinafter referred to as the "Code") and affiliates to acquire a proprietary interest in the Company and to enable the Company and its subsidiaries and affiliates to attract and retain such persons.

                          STATEMENT OF THE PLAN

  1. Shares Subject to the Plan

 Subject to the provisions of Paragraph 10, the total number of shares of stock which may be subject to options granted under the Plan shall be 200,000 shares of the Common Stock, par value $.10 per share, of the Company ("Common Stock"). Options granted hereunder may be either Incentive Stock Options (as hereinafter defined) or non-incentive stock options. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding options granted under the Plan.
The shares of Common Stock to be issued upon exercise of options granted under the Plan shall be either authorized and unissued shares or treasury shares. In the event any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto may again be subjected to an option under the Plan.

  2. Eligibility

 Options may be granted only to employees, salaried officers and other key persons employed or retained by the Company or its subsidiaries ("Eligible Persons"). As used in this Plan, the term
"subsidiaries" shall include subsidiaries of a subsidiary. Directors who are not salaried officers or employees of the Company or its subsidiaries or who are members of the Committee (as hereinafter defined) shall not be eligible for the grant of options under this Plan. Subject to Section 5, nothing contained in the Plan shall be construed to prohibit the grant of one or more options under the Plan to an Eligible Person by reason of his or her holding options to purchase shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

  3. Administration of the Plan

 (a) The Plan shall be administered by a committee (the "Committee") composed of at least two non-employee directors, each of whom shall be a disinterested person, as defined by Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "34 Act"), which Committee shall be appointed by the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the option exercise price of the shares covered by each option and the term of each option. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Paragraph 3 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

 (b) Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such members' own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

  4. Option Exercise Price

 Except for Incentive Stock Options, the exercise price of each option granted under the Plan shall be determined by the Committee in its absolute discretion, but in no event shall such price be less than the par value of the shares of Common Stock subject to the option. The exercise price for Incentive Stock Options shall not be less than 100% of the fair market value per share of the Common Stock at the time the option is granted, nor less than 110% of such fair market value in the case of an Incentive Stock Option granted to an individual who, at the time the option is granted, is a 10% Holder (as hereinafter defined). The fair market value of shares of Common Stock shall be determined in good faith by the Committee, with the approval of the Board.

  5. Maximum Option Grant

 With respect to options which are intended to qualify as Incentive Stock Options, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted to any optionee (whether under this Plan or under any other stock option plan of the Company or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000. The number of shares of Common Stock for which any optionee, in any calendar year, may be granted options under the Plan not treated as Incentive Stock Options shall be limited to not more than 200,000.

  6. Exercise of Options

 (a) The Committee, in its absolute discretion, shall determine the time or times at which any option granted under the Plan may be exercised; provided, however, that each such option (i) shall be exercisable by an optionee only if such optionee was an Eligible Person (and in the case of an Incentive Stock Option, was an employee or salaried officer of the Company or any of its subsidiaries) at all times beginning from the date of the grant of the option to a date not more than three months (except as provided in Section 8 below) before exercise of the option,
(ii) may not be exercised prior to the expiration of at least six months from the date of grant except in the case of the death or disability of the optionee or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such option so provides, upon a "change of control", (iii) shall expire no later than the expiration of ten years (five years in the case of an Incentive Stock
Option granted to a 10% Holder) from the date of its grant, and (iv) shall not be exercisable by an optionee until such optionee executes and delivers a written representation to the effect that he or she is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933 or exempt from registration thereunder).
As a condition of the grant of an option, the Committee, in its absolute discretion, may require an Eligible Person to enter into an employment agreement with the Company or any affiliate of the Company covering a period of at least one year following the grant, and if the grant specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the optionee of his or her option (provided, however, that such compliance may be waived by the Committee in its absolute discretion).

        (b) Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices
(to the attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price of such shares. The exercise price shall be payable in cash; provided, however, that in lieu of payment in cash, an optionee may, with the approval of the Company's Board of Directors and on the recommendation of the Committee, pay for all or part of the shares to be purchased upon exercise of his or her option (i) by tendering to the Company shares of the Company's Common Stock owned by such optionee and having a fair market value (as determined pursuant to Paragraph 4) equal to the exercise price (or the balance thereof) applicable to such optionee's option or (ii) by payment to the Company in cash of a per share price equal to one-tenth of the exercise price (but in no event less than the par value of the Common Stock) with the remainder of the exercise price satisfied by the issuance of a promissory note (the "Note"), in form satisfactory to counsel to the Company at the time of grant, subject to the following conditions: (A) the Note will mature and be payable on the tenth anniversary of the exercise date, shall bear interest and be payable at such time or times as the Committee, in its absolute discretion, may determine; provided, however, that interest payments shall be required to be made not less frequently than annually; (B) the interest rate on the outstanding principal amount of the Note shall not be less than the applicable federal rate (determined pursuant to Section 1274 of the Code) on the date of the Note; (C) the optionee will have the right to prepay at any time the entire, and from time to time any portion of the, unpaid principal of the Note, any such prepayments shall be applied to the payments to be made under the Note in the inverse order of their maturity and no prepayment shall in any way obligate the Company to forgive or accelerate the forgiveness of any portion of the Note; (D) the Company shall have the right to require the optionee to pledge the shares acquired pursuant to any exercise of an option pursuant to this Section 6(b) as security for payment of the Note and to require such optionee to enter into a pledge agreement with respect to such shares in form and substance satisfactory to counsel to the Company; and (E) upon the termination of employment with the Company or its subsidiaries or affiliates for any reason whatsoever, other than death, disability, or retirement, the entire unpaid balance due on the Note shall become and be immediately due and payable, with accrued interest, on the sixtieth day after such termination, however upon the termination of employment by reason of death, disability or retirement, the payment terms of the Note shall not accelerate and the Note shall remain the obligation of the optionee or the optionee's estate.

 (c) The holder of an option shall have none of the rights of a stockholder with respect to the shares covered by his or her option until such shares shall be issued to him or her upon the exercise of his or her option.

  7. Termination of Service

 In the event that the service of an individual to whom an option has been granted under the Plan shall terminate (otherwise than by reason of his or her death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of his or her service) at any time within three months after such termination and in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by an optionee following termination of such optionee's employment for cause. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law
(except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom an option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

  8. Death or Total Disability of an Option Holder

   In the event of the death or total disability of an individual to whom an option has been granted under the Plan (i) while serving as an Eligible Person or (ii) within three months after the termination of such service, otherwise than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of his or her death or total disability) by a legatee or legatees of such optionee under such individual's last will and testament or by his or her personal representatives or distributees, at any time within twelve months after his or her death or total disability, but in no event after the expiration of the term of the option.

   As used in this Plan, the term "total disability" refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of 12 months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

  9. Non-transferability of Options

 Except as provided in the following sentence, an option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the employee only by him or his guardian or legal representative. The Committee shall have discretionary authority to grant options which will be transferable to members of an optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer an option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

  10. Form of Option

 Each option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the options granted thereunder (i.e, whether an Incentive Stock Option or non-incentive stock option) and which shall be substantially in the form attached hereto as Exhibit A. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

  11. Adjustments Upon Change in Capitalization

 In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of any option granted hereunder and the number of shares as to which options are to be granted to an optionee shall be correspondingly adjusted, to the end that the optionee's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Common Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise of options granted pursuant hereto.


  12. Material Transaction, Liquidation or Dissolution of the Company

        (a) In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a "Material Transaction"), unless otherwise provided in the Option Agreement, the Committee shall:

              i. Provide for the assumption of outstanding options, or the substitution of outstanding options for new options, for equity securities of the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options, as determined in good faith by the Board of Directors in its sole discretion; or

              ii. Provide that the vesting of each outstanding option shall automatically be accelerated so that 100% of the unvested shares of Common Stock covered by such option shall be fully vested upon the consummation of the Material Transaction, and

                  1. Provide notice to optionees that all outstanding options must be exercised on or before a specified date (which date shall be at least five days from the date of notice), after which the options shall terminate; or

                  2. Terminate each outstanding option in its entirety and exchange such options for a payment of cash, securities and/or property equal to the fair market value of the Common Stock into which the options are convertible, less the exercise price for such options.

        (b) In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding but unexercised options must be exercised, if at all, within the ninety (90) day period commencing on the date specified in subparagraph (c) below. All options which become exercisable during the ninety
(90) day period commencing on the date specified in subparagraph (b) below, shall terminate at the end of such ninety (90) day period to the extent not exercised prior thereto.

        (c) The date specified in this subparagraph (b) is the date of the earliest to occur of the following events:

         i. The entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

      ii. Adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

              iii. Adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company

 Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

  13. Further Conditions of Exercise

 Each option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant of such option or the exercise thereof, to effect or obtain, as the case may be, (i) the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law; or (ii) the consent or approval of any governmental body; or (iii) any investment representation or agreement by the individual desiring to exercise such option; or (iv) an opinion of counsel for the Company, then, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

  14. Termination, Modification and Amendment

        (a) The Plan (but not options previously granted under the Plan) shall terminate on, and no options shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto.

        (b) The Board shall have complete power and authority to modify or amend the Plan (including the form of Option Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company's jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company's outstanding stock entitled to vote, (i) increase the maximum number of shares which in the aggregate are subject to options under the Plan (except as provided by Section 11), (ii) extend the term of the Plan or the period during which options may be granted or exercised, (iii) reduce the option price, in the case of Incentive Stock Options below
100% (110% in the case of an Incentive Stock Option granted to a 10% Holder) of the fair market value of the Stock issuable upon exercise of options at the time of the granting thereof, other than to change the manner of determining the fair market value thereof, (iv) increase the maximum number of shares of Common Stock for which any employee may be granted options under the Plan pursuant to Section 5, (v) materially increase the benefits accruing to participants under the Plan, (vi) modify the requirements as to eligibility for participation in the Plan, or (vii) with respect to options which are Incentive Stock Options amend the Plan in any respect which would cause such options to no longer qualify for Incentive Stock Option treatment pursuant to the Internal Revenue Code; provided, however, that none of the provisions referred to in Section (c)(2)(ii) of Rule 16b-3 promulgated under the 34 Act, may be amended more frequently than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. No termination or amendment of the Plan shall, without the consent of the individual optionee, adversely affect the rights of such optionee under an option theretofore granted to him or under such optionee's Option Agreement.

  15. Taxes

 The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under the Plan or the exercise of such options, including the withholding of shares purchased upon exercise.
The Company may further require notification from the optionees upon any disposition of Common Stock acquired pursuant to the exercise of options granted hereunder.

  16. Effectiveness Of The Plan

 The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the Company cast at any duly called annual or special meeting of the Company's stockholders held within one year from the date of Board adoption and approval.

  17. Code References and Definitions

 Whenever reference is made in this Plan to a section of the Internal Revenue Code, the reference shall be to said section as it is now in force or as it may hereafter be amended by any amendment which is applicable to this Plan. The term "subsidiary" shall have the meaning given to the term "subsidiary corporation" by Section 424(f) of the Internal Revenue Code. The term "Incentive Stock Option" shall have the meaning given to it by Section 422 of the Internal Revenue Code. The term "10% Holder" shall mean any person who, for purposes of Section 422 of the Internal Revenue Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any subsidiary corporation.

  18. Miscellaneous

 With respect to persons subject to Section 16 of the 34 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                EXHIBIT A

                        ORBIT INTERNATIONAL CORP.

                  NON-QUALIFIED STOCK OPTION AGREEMENT

TO:   _____________________

 We, Orbit International Corp. ("we" or the "Company"), are pleased to inform you that you have been awarded stock options under the Orbit International Corp. 2000 Employee Stock Option Plan (the "Plan"). When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive non-qualified stock options for the purchase of ___________ shares (the "Option") of the Company's Common Stock at an exercise price of $____ per share. A copy of the Plan is attached, and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. You are sometimes referred to herein as the "Optionee."

 The terms of the Option are as set forth in the Plan and in this Agreement. Certain of the terms set forth in the Plan are summarized below; however, reference should be made to the Plan for the complete terms.

 Term: This option shall terminate ten years from date of grant, unless sooner terminated.

 Exercise: During your lifetime only you can exercise the Option. The Plan also provides for exercise of the Option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the Option.

 Notices: All notices sent in connection with this Option shall be in writing and, if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office, addressed to the attention of the Secretary and, if to the Optionee, shall be delivered personally or mailed to the Optionee at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

 Payment for Shares: The Option may be paid for by delivery to the Company of the following together with the properly executed Notice of Exercise:

 (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), bank certified or cashier's checks;

 (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

 (c) A properly executed Notice of Exercise together with cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), bank certified or cashier's checks equal to one-tenth of the exercise price and a promissory note in favor of
the Company equal to the remaining exercise price.

 The forms of payment set forth in paragraphs (b) and (c) above shall not be allowable for those persons who are subject to Section 16(b) of the Securities Exchange Act of 1934 at the time of exercise. The Company shall have the right to require you to enter into a pledge agreement with regard to any shares acquired pursuant the form of payment set forth in paragraph (c).

 Upon receipt of written notice of exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the Option a certificate or certificates for such shares. It shall be a condition to the performance of the
Company's obligation to issue or transfer Common Stock upon exercise of this option that the
Optionee pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common
Stock upon exercise.

 Termination: If your employment by the Company is terminated for cause (as defined in the Plan), the Option will terminate as of the first discovery by the Company of any such cause. If your employment stops because of your death or total disability, the Option shall terminate 12 months after your employment stops. Otherwise the Option will terminate 3 months after your employment with the Company ends.

 Nothing in the Plan or in this Agreement shall confer on the Optionee any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of the Optionee at any time.

 Transfer of Option: The Option is not transferable except by will or by the applicable laws of descent and distribution.

 Vesting:  The Option vests one year from the date hereof.

 Date of Grant:  The date of grant of the Option is _______________.


 YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 6 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING
TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY
CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF SUCH SHARES ARE NOT REGISTERED, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS
ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

 You understand that, during any period in which the shares which may be acquired pursuant to your Option are subject to the provisions of Section 16 of the Securities Exchange
Act of 1934 (and you are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the Option and the sale of shares underlying the Option.

 All decisions or interpretations made by the Stock Option Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the
Company and the Optionee.

 This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, the executors, administrators, legatees, and heirs of the Optionee.

 Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

               Very truly yours,

               ORBIT INTERNATIONAL CORP.

               By: ______________________________
                     Dennis Sunshine
Dated: ________________         President and Chief Executive Officer
INSTRUCTION:  PLEASE COMPLETE THE INFORMATION REQUESTED
BELOW, DETACH THIS PAGE AFTER SIGNING WHERE INDICATED AND
RETURN TO THE COMPANY.



                    ACCEPTANCE AND ACKNOWLEDGMENT


     I, a resident of the State of __________________________________, accept the non-
qualified stock option described in the Non-Qualified Stock Option Agreement dated
________________ and in the Orbit International Corp. 2000 Employee Stock Option Plan and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand all the provisions and limitations of the Plan, particularly those relating to non-qualified stock options and the provisions of Section 6 of the Plan relating to securities regulations.



Dated: ____________________________________




_______________________________________ __________________________________
       Social Security Number       Signature

                  Name: ____________________________
                                        (please print)

                  Address: __________________________

                  __________________________________

                  __________________________________

                        ORBIT INTERNATIONAL CORP.
                            NOTICE OF EXERCISE

                _________________________________________
                          (Name, please print)

                ________________________________________
                                 (Date)

Orbit International Corp.
80 Cabot Court
Hauppauge, New York  11788

Gentlemen:

 I hereby exercise my right to purchase           shares of Common Stock of
Orbit International Corp., a Delaware corporation, pursuant to, and in accordance with, the Orbit International Corp. 2000 Non-Qualified Stock Option Agreement ("Agreement") dated _____________.
As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price. Please deliver to me stock certificates representing the subject shares registered as follows:

 Name: _____________________________________________________

 Address: ___________________________________________________

 ___________________________________________________________

 Social Security Number _______________________________________

 The aggregate exercise price is $            (total number of shares to be
purchased x $____).

 (1) Tax Implications. I understand that there are certain tax implications to my exercise of my right to purchase shares of Common
Stock under the Agreement. I further understand that it is my obligation to confer with my own tax advisor with respect to such tax implications.

      (2) Securities Regulation. I understand that the Company may require me to represent that the shares of Common Stock I propose to purchase are not being acquired for resale of such securities.

                  Very truly yours,

                  ____________________________
             Signature